Equity Investor Presentation March 31, 2014

Forward-Looking Statements In addition to historical information, this presentation includes forward-looking statements that reflect management’s current expectations for Farmer Mac’s future financial results, business prospects, and business developments. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance, or achievements. Management’s expectations for Farmer Mac’s future necessarily involve a number of assumptions and estimates and the evaluation of risks and uncertainties. Various factors or events could cause Farmer Mac’s actual results to differ materially from the expectations as expressed or implied by the forward-looking statements. Some of these factors are identified and discussed in Farmer Mac’s Annual Report on Form 10-K for the year ended December 31, 2013, filed with the SEC on March 13, 2014, and Quarterly Report on Form 10-Q filed with the SEC on May 12, 2014, which are also available on Farmer Mac’s website (www.farmermac.com). In light of these potential risks and uncertainties, no undue reliance should be placed on any forward-looking statements expressed in this presentation. Any forward-looking statements made in this presentation are current only as of March 31, 2014. Farmer Mac undertakes no obligation to release publicly the results of revisions to any such forward-looking statements to reflect any future events or circumstances, except as otherwise mandated by the SEC. This presentation is for general informational purposes only, is current only as of March 31, 2014, and should be read in conjunction with Farmer Mac’s above-referenced Annual Report on Form 10-K and Quarterly Report on Form 10-Q. Farmer Mac uses core earnings, a non-GAAP financial measure, to measure corporate economic performance and develop financial plans because, in management’s view, core earnings is a useful alternative measure in understanding Farmer Mac’s economic performance, transaction economics, and business trends. Core earnings principally differs from GAAP net income by excluding the effects of fair value accounting guidance, which are not expected to have a cumulative net impact on GAAP earnings if the financial instruments are held to maturity, as is generally expected. Core earnings also differs from GAAP net income by excluding specified infrequent or unusual transactions that Farmer Mac believes are not indicative of future operating results and that may not reflect the trends and economic financial performance of Farmer Mac’s core business. This non-GAAP financial measure may not be comparable to similarly labeled non-GAAP financial measures disclosed by other companies. Farmer Mac's disclosure of this non-GAAP measure is intended to be supplemental in nature, and is not meant to be considered in isolation from, as a substitute for, or as more important than, the related financial information prepared in accordance with GAAP. No Offer or Solicitation of Securities This presentation does not constitute an offer to sell or a solicitation of an offer to buy any Farmer Mac security. Farmer Mac securities are offered only in jurisdictions where permissible by offering documents available through qualified securities dealers. Any investor who is considering purchasing a Farmer Mac security should consult the applicable offering documents for the security and their own financial and legal advisors for information about and analysis of the security, the risks associated with the security, and the suitability of the investment for the investor’s particular circumstances. Copyright © 2014 by Farmer Mac. No part of this document may be duplicated, reproduced, distributed, or displayed in public in any manner or by any means without the written permission of Farmer Mac. 2

Table of Contents

- Overview and Highlights.................................4
- Business and Products.................................11
- Portfolio and Lines of Business......................14
- Financial Performance.................................22
- Funding and Risk Management........................26
- Appendix..30

3

FARMERMAC
Financing Rural America

Overview and Highlights 4

 Created in the 1980s to help prevent future agricultural credit crises – Provide a secondary market for agricultural and rural utilities loans – Broaden access and drive more efficient loan pricing – Reduce agricultural credit market volatility  Provide diverse product suite to lenders – Loan purchases – Loan guarantees or purchase commitments (Standbys) – Loan financing products  Well-established and unique brand in agricultural and rural lending  25-year track record – Low credit losses – Steady core earnings growth 5 TIMELINE 1987 – Farmer Mac initially chartered by Congress as an instrumentality of the United States 1996 – First major charter revision and expansion of authority (e.g., direct loan purchases) 1999 – First listed on NYSE (AGM) 2008 – Second major charter revision and expansion of authority (Rural Utilities)

6  Finance asset purchases through issuance of low-cost debt  Issue at narrow, GSE spreads to U.S. Treasuries  Robust worldwide demand for agricultural products  Strong profitability within agricultural sector  Expected future increases in rural utilities capital investment  Rigorous underwriting standards  Modest delinquencies  Low cumulative historical credit losses  Overhead / outstanding business volume ~ 22 bps  Outstanding business volume / total employees ~ $200 million per employee Funding Advantage Growth Prospects Quality Assets Operational Efficiency Consistent Returns  Steady core earnings growth  Core earnings return on equity ~ 15% to 25%

7 $9.1 $11.7 $11.3 $11.0 $10.0 $12.9 $16.5 $11.2 $13.4 $11.8 $12.6 $11.6 $15.3 $0 $10 $20 $30 $40 $50 $60 2011 2012 2013 2014 Mil lion s Q4 Q3 Q2 Q1 $42.9 $49.6 $54.9 $11.0

8 $4.4 $4.8 $5.2 $4.8 $5.3 $5.1 $5.6 $6.0 $6.0 $6.1 $1.5 $1.6 $1.7 $1.6 $1.7 $0.9 $1.0 $1.1 $1.0 $1.0 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 2011 2012 2013 Q1 2013 Q1 2014 B il li o n s Rural Utilities USDA Guarantees Institutional Credit Farm & Ranch $13.4 $14.1 Note: Includes on- and off-balance sheet outstanding business volume As of Year-end As of Quarter-end $11.9 $13.0 $14.0

9 $57.3 $53.1 $39.7 $29.4 1.33% 1.21% 0.83% 0.56% 0.48% 0.44% 0.30% 0.21% 0.00% 0.50% 1.00% 1.50% 2.00% $0 $20 $40 $60 $80 $100 Q1 2011 Q1 2012 Q1 2013 Q1 2014 M il li o n s 90-day Delinquencies (Left Axis) % of Farm & Ranch Only (Right Axis) % of Total Portfolio (Right Axis)

$475 $519 $591 $537 $664 $127 $145 $192 $156 $261 $0 $50 $100 $150 $200 $250 $300 $350 $0 $200 $400 $600 $800 2011 2012 2013 Q1 2013 Q1 2014 M illio n s M il li o n s Core Capital (Left Axis) Excess Statutory Capital (Right Axis) (1) (2) 10 (1) Core Capital defined as total equity less accumulated other comprehensive income (2) Excess Statutory Capital defined as Core Capital less statutory minimum capital As of Year-end As of Quarter-end

Business and Products 11

12 Mortgage Lenders: • Community Banks • Farm Credit System • Mortgage Companies • Commercial Banks • Insurance Companies • Credit Unions Rural Utility Cooperative Lenders: • National Rural Utilities CFC • CoBank Farmers & Ranchers Rural Utility Cooperatives BORROWERS LOAN ORIGINATORS FARMER MAC Farm & Ranch Segment: Loans $2.2B Standbys / AMBS(1) Guar. $3.1B Total $5.3B USDA Guarantees: USDA guaranteed portions $1.7B of loans Rural Utilities Segment: Loans $1.0B 38% of Total 7% of Total 12% of Total (1) Agricultural mortgage-backed securities (AMBS) Institutional Credit Segment: AgVantage Securities $4.6B 32% of Total Institutional Credit Segment: AgVantage Securities $1.5B 11% of Total

13 • Originator bank sells loans that are not good fit with its funding sources • Originator maintains field servicing • Frees capital for originator • Reduce capital risk weightings • Originator maintains borrower relationships Loan Purchases Loan Guarantees: • Standbys / AMBS Guarantees PRODUCT TYPE FEATURES LINES OF BUSINESS F & R USDA RU IC Total $2.2B $1.7B $1.0B -- $4.9B 16% 12% 7% 35% -- -- -- $6.1B $6.1B 43% 43% $3.1B -- -- -- $3.1B 22% 22% Loan Financing: • AgVantage • AgVantage: Originator retains loans; issues AgVantage securities • Attractive funding rates • Reduce capital risk weightings • Originator maintains borrower relationships Total $5.3B $1.7B $1.0B $6.1B $14.1B

Portfolio and Lines of Business 14

 $14.1 billion total business volume – 5% annualized growth in Q1 2014  Lines of business ($ and annual growth) – Farm & Ranch – $5.3B; +11% – USDA – $1.7B; +2% – Rural Utilities – $1.0B; -1% – Institutional Credit – $6.1B; +2%  Product types – Loan purchases » USDA Guaranteed portions of loans are a distinct line of business – Loan financing » AgVantage bonds – Loan guarantees » Standbys » AMBS Guarantees 15 $2.9 $2.7 $3.2 $5.3 $6.0 $6.1 $2.4 $3.1 $3.1 $1.5 $1.6 $1.7 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 Q1 2012 Q1 2013 Q1 2014 B ill io n s Loans AgVantage Standbys / Guar. USDA Guarantees (1) (2) Product Type (1) Includes loans underlying consolidated AMBS (2) Includes off-balance sheet Farmer Mac Guaranteed AMBS $12.1 $13.4 $14.1

 Purchase or guarantee first mortgages on agricultural real estate – Loans (spread) » Purchase and retain eligible whole loans » Higher spreads; underwriting standards mitigate direct credit risk – Standbys / Guarantees (fees) » Issue purchase commitments (Standbys) for eligible loans » Guarantee scheduled payments on off-balance sheet AMBS 16 $2.0 $1.7 $2.2 $2.4 $3.1 $3.1 $0 $1 $2 $3 $4 $5 $6 Q1 2012 Q1 2013 Q1 2014 B ill io n s Loans Standbys / Guarantees (1) (2) $4.4 $4.8 $5.3 Farm & Ranch by Product Type (1) Includes loans underlying consolidated AMBS (2) Includes off-balance sheet Farmer Mac Guaranteed AMBS Direct Credit Risk Portfolio

17 Crops 52% Permanent Plantings 17% Livestock 25% Part-time Farm / Housing 3% AgStorage/ Processing 3% Northwest 10% Southwest 33% Mid-North 34% Mid-South 12% Northeast 4% Southeast 7% March 31, 2014 Commodity Type Geography

Line of Business Focus: Rural Utilities

- Work with rural utility cooperative lenders (two eligible)
- Rural utility borrowers are local monopolies
  - Represent ~10% of U.S. electricity sales and retail customers
  - Have cost-plus pricing
  - Loans secured by a first lien on all assets, future revenues
- Product types similar to Farm & Ranch (no Standbys at this time)



Rural Utilities Loans[1]
Billions
$1
$0
$0.9
$1.0
$1.0
Q1 2012
Q1 2013
Q1 2014

[1] Includes loans underlying consolidated Rural Utilities Guaranteed Securities

18

FARMERMAC *Financing Rural America*

 U.S. Department of Agriculture guarantee on private sector loans – Full faith and credit of U.S. government  Loan collateral – Farm real estate (FO) – Farm equipment (OL) – Rural business assets (BI) – Community facilities (CF) 19 Note: OL = operating line, FO = farm ownership, CF = community facility, BI = business & industry $0.2 $0.2 $0.2 $0.1 $0.1 $0.1 $1.1 $1.2 $1.3 $0.1 $0.1 $0.1 $0 $1 $2 Q1 2012 Q1 2013 Q1 2014 B ill io n s BI CF FO OL USDA Guarantees by Loan Type $1.5 $1.6 $1.7

 Finance lenders agricultural and rural utilities portfolios  Originator retains loans – AgVantage (spread and fees) » Buy general obligation securities issued by loan originators » Secured by pools of eligible loans 20 $0 $2 $4 $6 $8 Q1 2012 Q1 2013 Q1 2014 B ill io n s AgVantage Securities $5.2 $6.0 $6.1

 Rural Utilities has not had any delinquencies, nor any credit losses  USDA Guarantees or Institutional Credit has not had any credit losses  Farm & Ranch has cumulative losses of 0.16%, or approximately 1bp/year – Cumulative losses of $31 million – On $19.2 billion of cumulative originations 21 -$2 $0 $2 $4 $6 $8 $10 $12 N et L o ss / (Gai n ) Mil lion s Loan Origination Year Part Time Farm / Rural Housing Permanent Plantings Livestock Crops Ag Storage & Processing

Financial Performance 22

 Core earnings of $11.0 million ($0.97 per diluted common share) – Trend-like growth partially offset by seasonal portfolio run-off in January and a couple unique factors designed to retain business for the long term and widen spreads » Temporary financing drag from “double financing” that expired in March for Rural Utilities loans that were reinvested early into longer term fixed-rate loans at wider spreads » Temporary financing drag from “double financing” that expired in March for Rural Utilities AgVantage securities executed to retain and lock in $415 million of existing business – Beginning in April, this funding drag ceases  Total new business volume of $729 million – Purchases of $229 million of AgVantage securities – Purchases of $192 million of Farm & Ranch loans – Net total business volume growth of $158 million after repayments  Credit quality reflects the strength of the agricultural and rural utility sectors – 90-day delinquencies of $29.4 million (0.56% of Farm & Ranch loans), down from $39.7 million (0.83% of Farm & Ranch loans) in year-ago quarter  Regulatory capital level exceeds statutory minimum capital levels by $261 million, or 65% – Preferred Stock issuance of $75 million in March 2014 23

March 31, 2014 December 31, 2013 December 31, 2012 December 31, 2011 December 31, 2010 (in millions) Cash and cash equivalents $ 866.6 $ 749.3 $ 785.6 $ 817.0 $ 729.9 Investment securities 2,470.0 2,484.1 2,499.6 2,184.5 1,763.3 Farmer Mac Guaranteed Securities 5,149.5 5,091.6 4,766.3 4,289.3 2,907.3 USDA Securities 1,651.8 1,612.0 1,590.8 1,491.9 1,317.4 Total loans 3,251.2 3,200.1 2,741.2 2,904.4 2,568.4 Allowance for loan losses (7.4) (6.9) (11.4) (10.2) (9.8) Total loans, net of allowance 3,243.8 3,193.2 2,729.8 2,894.2 2,558.6 Other assets 172.7 231.6 250.1 206.6 203.4 Total assets $ 13,554.4 $ 13,361.8 $ 12,622.2 $ 11,883.5 $ 9,479.9 Notes payable $ 12,390.6 $ 12,340.0 $ 11,602.1 $ 10,192.8 $ 7,940.1 Reserve for losses 6.6 6.5 5.5 7.4 10.3 Other liabilities 478.2 440.8 421.6 1,128.8 1,050.6 Total liabilities 12,875.4 12,787.3 12,029.2 $11,329.0 9,001.0 Total stockholders’ equity 437.1 332.6 351.1 312.6 237.0 Non-controlling interest - preferred stock 241.9 241.9 241.9 241.9 241.9 Total equity 679.0 574.5 593.0 554.5 478.9 Total liabilities and equity $ 13,554.4 $ 13,361.8 $ 12,622.2 $ 11,883.5 $ 9,479.9 24

25 YTD Q1 2014 2013 2012 2011 Net effective spread: (in millions) Interest income $ 61.9 $ 255.8 $ 274.9 $ 281.4 Interest expense 38.2 150.5 168.3 192.0 Net effective spread 23.7 105.3 106.6 89.4 Non-interest income: Guarantee and commitment fees 7.0 27.9 26.6 28.1 Other (expense)/income (0.4) 3.4 1.4 1.2 Non-interest income 6.6 31.3 28.0 29.3 Non-interest expenses: Provision for/(release of) losses 0.7 (0.4) 1.9 (2.3) Compensation and employee benefits 4.4 17.8 19.2 17.9 General and administrative 2.8 11.6 11.1 9.7 Other non-interest expenses 0.6 2.4 2.4 3.9 Non-interest expense 8.5 31.4 34.6 29.2 Core earnings before income taxes 21.8 105.2 100.0 89.5 Income tax expense 4.3 24.6 25.3 21.5 Core earnings before preferred stock dividends 17.5 80.6 74.7 68.0 Preferred stock dividends (6.5) (25.7) (25.1) (25.1) Core earnings $ 11.0 $ 54.9 $ 49.6 $ 42.9 * * See Appendix for reconciliation of core earnings to GAAP net income attributable to common stockholders.

Funding and Risk Management 26

 Finance asset purchases with proceeds of debt issuances – 20+ dealers – Match funding effectively locks in net spread  Debt securities trade at narrow spreads to comparable maturity Treasuries * As of May 9, 2014  Farmer Mac’s debt securities carry privileges for certain holders – 20% capital risk weighting – Eligible collateral for Fed advances – Legal investments for federally supervised financial institutions 27 Maturity (Years) 1 3 5 10 Spread to Treasury* 7 bps 11 bps 18 bps 65 bps

 Match funding asset purchases with liabilities that have similar interest rate characteristics – Duration and convexity matching – Coupon type – Reset frequency  Manage prepayment risk on mortgages – Callable debt and bullet issuance across spectrum of maturities – Can adjust effective asset and debt coupon and duration characteristics through the use of interest rate swaps  Perform regular stress testing and disclose a variety of sensitivity measures – Duration Gap – Market Value of Equity (MVE) Sensitivity – Net Interest Income (NII) Sensitivity 28

 Farmer Mac maintains an investment portfolio to provide a back-up source of liquidity in excess of regulatory requirements – A minimum of 90 days of liquidity required by regulation (effective April 30, 2014)  $3.3 billion investment portfolio at quarter-end – Cash and highly-rated investment securities – Conservative portfolio goals » Minimize exposure to market volatility » Preservation of capital » Ready access to cash – Provided 127 days of liquidity at quarter-end  Farmer Mac also has a $1.5 billion line of credit with the U.S. Treasury – Supports Farmer Mac guarantee obligations – Farmer Mac has never used this line of credit 29 Cash & Equiv. 26% Guar. by GSEs and other U.S. Gov't. Agencies 63% Corporate Debt Securities 5% Asset- Backed Securities 6% Liquidity Portfolio

Appendix 30

31 Q1 YTD 2014 2013 2012 2011 (dollars in thousands, except per share amounts) Core Earnings $10,985 $54,892 $49,642 $42,907 Core Earnings per Diluted Share $0.97 $4.90 $4.51 $3.97 Net Effective Spread ($) $23,702 $105,251 $106,557 $89,419 Net Effective Spread (%) 0.75% 0.86% 0.95% 0.96% Guarantee & Commitment Fees $7,049 $27,922 $26,622 $28,090 Excess Regulatory Capital $261,000 $192,200 $145,000 $126,500 Common Stock Dividends per Share $0.14 $0.48 $0.40 $0.20 Outstanding Business Volume $14,108,203 $13,950,312 $13,015,188 $11,913,302 90-Day Delinquencies – Farm & Ranch 0.56% 0.55% 0.70% 0.93% Charge-Offs $29 $4,004 $2,501 $252 Book Value per Share $26.69 $26.68 $20.52 $17.19 Core Earnings Return on Equity 15% 22% 25% 25%

32 Q1 YTD 2014 2013 2012 2011 Core earnings 10,985$ 54,892$ 49,642$ 42,907$ Reconciling items (after-tax effects): Unrealized losses/(gains) on financial derivatives and hedging activities (2,395) 29,368 4,325 (30,930) Unrealized gains/(losses) on trading assets 426 (533) 200 2,246 Amortization of premiums/discounts and deferred gains on assets consolidated at fair value (8,027) (12,467) (7,266) (3,692) Net effects of settlements on agency forwards (176) 573 856 (2,523) Lower of cost or fair value adjustments on loans held for sale - - (3,863) 5,776 GAAP net income attributable to common stockholders 813$ 71,833$ 43,894$ 13,784$ (in thousands) Core Earnings by Period-Ended

Farmer Mac's Net Effective Spread History

	Net Effective Spread by Business Segment											
	Farm & Ranch		USDA Guarantees		Rural Utilities		Institutional Credit		Corporate		Net Effective Spread	
	Dollars	Yield	Dollars	Yield	Dollars	Yield	Dollars	Yield	Dollars	Yield	Dollars	Yield
						(dollars in thousands)						
For the quarter ended:												
March 31, 2014 [(1)]	$ 7,578	1.63%	$ 3,356	0.81%	$ 2,201	0.81%	$ 6,331	0.50%	$ 4,236	0.58%	$23,702	0.75%
December 31,2013 [(1)]	10,113	2.20%	4,022	0.97%	2,379	0.89%	6,210	0.49%	4,420	0.58%	27,144	0.85%
September 30, 2013	7,980	1.86%	4,505	1.09%	2,974	1.12%	6,205	0.49%	4,117	0.57%	25,781	0.83%
June 30, 2013	8,228	2.08%	4,508	1.12%	3,056	1.14%	5,977	0.48%	4,294	0.63%	26,063	0.87%
March 31, 2013	8,083	2.20%	4,694	1.17%	3,183	1.20%	5,863	0.50%	4,440	0.61%	26,263	0.90%
December 31, 2012	7,936	2.24%	4,718	1.21%	3,154	1.22%	5,970	0.52%	4,682	0.61%	26,460	0.91%
September 30, 2012	8,317	2.49%	4,375	1.13%	3,260	1.29%	6,096	0.55%	5,208	0.66%	27,256	0.95%
June 30, 2012	8,980	2.78%	4,398	1.16%	2,995	1.22%	5,954	0.56%	4,881	0.67%	27,208	0.99%
March 31, 2012	7,307	2.36%	4,563	1.23%	2,857	1.19%	5,840	0.55%	5,066	0.69%	25,633	0.94%

(1) First quarter 2014 includes the impact in Rural Utilities of spread compression from the early refinancing of loans (41 basis points). Fourth quarter 2013 includes the impact in Farm & Ranch net effective spread of one-time adjustments for recovered buyout interest and yield maintenance (40 basis points in aggregate) and the impact in Rural Utilities of spread compression from the early refinancing of loans (26 basis points).

33

FARMERMAC
Financing Rural America

Farmer Mac's Core Earnings History

	Mar-14	Dec-13	Sep-13	Jun-13	Mar-13	Dec-12	Sep-12	Jun-12	Mar-12
					(in thousands)				
Revenues:									
Net effective spread	$ 23,702	$ 27,144	$ 25,781	$ 26,063	$ 26,263	$ 26,460	$ 27,256	$ 27,209	$ 25,632
Guarantee and commitment fees	7,049	7,130	7,047	6,954	6,792	6,764	6,591	6,607	6,660
Other	(410)	427	(466)	3,274	187	393	384	(294)	18
Total revenues	30,341	34,701	32,361	36,291	33,242	33,617	34,231	33,522	32,310
Credit related expenses:									
Provisions for/(release of) losses	674	12	(36)	(704)	1,176	1,157	94	174	450
REO operating expenses	2	3	35	259	126	47	66	15	6
Losses/(gains) on sale of REO	3	(26)	(39)	(1,124)	(47)	(629)	13	(262)	-
Total credit related expenses	679	(11)	(40)	(1,569)	1,255	575	173	(73)	456
Operating expenses:									
Compensation & employee benefits	4,456	4,025	4,523	4,571	4,698	5,752	4,375	4,574	4,485
General & Administrative	2,794	3,104	2,827	2,715	2,917	2,913	2,788	2,664	2,758
Regulatory fees	594	594	593	594	594	594	562	562	563
Total operating expenses	7,844	7,723	7,943	7,880	8,209	9,259	7,725	7,800	7,806
Net earnings	21,818	26,989	24,458	29,980	23,777	23,783	26,333	25,795	24,048
Income taxes	4,334	5,279	6,263	7,007	6,081	5,914	6,682	6,627	6,028
Non-controlling interest	5,547	5,546	5,547	5,547	5,547	5,546	5,547	5,547	5,547
Preferred stock dividends	952	882	881	881	851	720	719	720	720
Core earnings	$ 10,985	$ 15,282	$ 11,767	$ 16,545	$ 11,298	$ 11,603	$ 13,385	$ 12,901	$ 11,753

34

FARMERMAC Financing Rural America

35 Mar-14 Dec-13 Sep-13 Jun-13 Mar-13 Dec-12 Sep-12 Jun-12 Mar-12 Core earnings 10,985$ 15,282$ 11,767$ 16,545$ 11,298$ 11,603$ 13,385$ 12,901$ 11,753$ Reconciling items (after-tax effects): Unrealized (losses)/gains on financial derivatives and hedging activities (2,395) 8,003 4,632 11,021 5,712 4,719 3,456 (14,035) 10,185 Unrealized gains/(losses) on trading assets 426 (50) (407) (212) 136 1,778 (286) (2,006) 714 Amortization of premiums/discounts and deferred gains on assets consolidated at fair value (8,027) (10,864) (421) (564) (618) (4,534) (873) (901) (958) Net effects of settlements on agency forwards (176) 114 (158) 955 (338) (102) 699 (250) 509 Lower of cost or fair value adjustments on loans held for sale - - - - - (3,863) - - - GAAP net income/(loss) attributable to common stockholders 813$ 12,485$ 15,413$ 27,745$ 16,190$ 9,601$ 16,381$ (4,291)$ 22,203$ (in thousands) Core Earnings by Quarter Ended

 SEC regulation under federal securities laws since initial charter  Subject to NYSE rules and regulations since 1999  Regulated by the Farm Credit Administration (FCA) through its Office of Secondary Market Oversight (see www.fca.gov for more information)  Congressional oversight through Congressional committees – Agriculture-related committees in House and Senate 36

 Class A Voting Common Stock 1.0 million – NYSE traded “AGM.A” – Ownership restricted to Financial Institutions  Class B Voting Common Stock 0.5 million – Not publicly traded – Ownership restricted to Farm Credit System Institutions  Class C Non-Voting Common Stock 9.4 million – NYSE traded “AGM” – No ownership restrictions 37 Number of Shares

Agricultural Land Values



Agricultural Land Values
Cropland Values
All Farm Real Estate
Average Value Per Acre
4500
4000
3500
3000
2500
2000
1500
1000
500
0
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Source: http://usda.mannlib.cornell.edu/MannUsda/viewDocumentInfo.do?documentID=1446

38

FARMERMAC
Financing Rural America

2014 Forecast as of 2/20/14 Source: USDA Farm Sector & Household Income Real Net Farm Income Debt-to-asset Ratio  Agricultural sector using favorable conditions to reduce leverage  Conditions have remained favorable due to high levels of net cash income over the past several years  Real 2014 net farm income is expected to be $88 billion 39 0 20 40 60 80 100 120 140 $ B ill io n s 5% 10% 15% 20% 25% 30 yr. average 10 yr. average